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                                                                    Exhibit 99.2


                       Certification Furnished Pursuant to
                 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q of Gulf Island Fabrication, Inc. (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, who are the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Qxley Act of 2002, that:

     1.   the Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.


                                      By: /s/ Kerry J. Chauvin
                                         --------------------------------
                                         Kerry J. Chauvin
                                         Chief Executive Officer
                                         May 14, 2003


                                      By:  /s/ Joseph P. Gallagher, III
                                         --------------------------------
                                         Joseph P. Gallagher, III
                                         Chief Financial Officer
                                         May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Gulf Island Fabrication, Inc. and will be retained by Gulf Island Fabrication, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.